UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 8, 2017

Proteostasis Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-37695	20-8436652
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Technology Square, 4th Floor Cambridge, MA		02139
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (617) 225-0096

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 8, 2017, the Board of Directors of Proteostasis Therapeutics, Inc., or the Company, elected Brett Hagen, the Company’s Vice President of Finance, Controller, Assistant Treasurer and Principal Accounting Officer, to the additional position of Principal Financial Officer. The Company announced this election on the date hereof, by press release.

Mr. Hagen, age 43, has been serving as the Company’s Controller since May 2016, Principal Accounting Officer since August 2016, Assistant Treasurer since October 2016, Vice President of Finance since February 2017, and Principal Financial Officer since March 2017. Previously, Mr. Hagen served as the controller for BIND Therapeutics, Inc. (NASDAQ: BIND), Vice President, Finance/Segment Controller of Boston Private Financial Holdings (NASDAQ: BPFH), Manager of SEC Financial Reporting and Technical Account of The Princeton Review, Controller of BioProcessors Corporation and held a number of positions at PricewaterhouseCoopers LLP. He received a B.A. from the University of Minnesota, a Master in Accountancy from Wright State University and a M.S. in Finance from Suffolk University.

Item 7.01	Regulation FD Disclosure.

On March 30, 2017, the Company issued a press release announcing its financial results for the quarter and fiscal year ended December 31, 2016, and corporate updates. A copy of the press release is furnished hereto as Exhibit 99.1.

Spokespersons of the Company plan to present the information in the presentation slides furnished hereto as Exhibit 99.2.

The furnishing of the attached presentation slides is not an admission as to the materiality of any information therein. The information contained in the slides is summary information that is intended to be considered in the context of more complete information included in the Company’s filings with the SEC and other public announcements that the Company has made and may make from time to time by press release or otherwise. The Company undertakes no duty or obligation to update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures. For important information about forward looking statements, see the slide titled “Safe Harbor and Disclaimer” in Exhibit 99.2 attached hereto.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 and in the press release attached as Exhibit 99.1 and the presentation slides attached as Exhibit 99.2 to this Current Report shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated March 30, 2017, furnished herewith

99.2	Presentation slides, furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2017	PROTEOSTASIS THERAPEUTICS, INC.

	By:	/s/ Meenu Chhabra
Meenu Chhabra President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated March 30, 2017, furnished herewith

99.2	Presentation slides, furnished herewith